J.P. MORGAN U.S EQUITY FUNDS

JPMorgan Equity Premium Income Fund

(All Shares Classes)

(a series of JPMorgan Trust IV)

Supplement dated November 5, 2018

to the Prospectuses dated August 29, 2018, as supplemented

Effective immediately, the first paragraph in the “The Fund’s Management and Administration — The Portfolio Managers” section is hereby deleted in its entirety and replaced with the following:

The Portfolio Managers

Hamilton Reiner, Managing Director of JPMIM, and Raffaele Zingone, Managing Director of JPMIM, are the portfolio managers primarily responsible for the management of the Fund. Mr. Reiner is responsible for implementing the Fund’s overlay options strategy and for providing insight with respect to the impact to the options strategy of purchasing certain securities, while Mr. Zingone is primarily responsible for investing the Fund’s equity securities according to its enhanced index process. Mr. Reiner has been the head of U.S. Equity Derivatives at JPMIM since 2012. He joined JPMorgan Chase in 2009 and from 2009 to 2012, he was a portfolio manager and head of U.S. Equity Derivatives at JPMorgan Chase. Prior to joining the firm, Mr. Reiner was head of the Equity Long/Short Prime Brokerage platform at Barclays Capital. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. He is also a senior member of the U.S. Equity Core portfolio management team. Steven Lee, Managing Director of JPMIM, is also a senior member of the U.S. Equity Core portfolio management team. As part of the team’s investment process, Messrs. Zingone and Lee meet, along with other portfolio managers and research analysts, to discuss the economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. Messrs. Zingone and Lee follow same investment process, philosophy and research resources, and in Mr. Zingone’s absence, Mr. Lee will be responsible for day-to-day management of the portion of the portfolio that Mr. Zingone manages. Mr. Lee has been a portfolio manager since 2013 and, prior to that time, he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-EPI-1118